                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 AMENDMENT NO. 1
                                      TO
                                   FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): December 10, 1997


                             WRT ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


                                   73-1521290
                        (IRS Employer Identification No.)



                          1601 NW EXPRESSWAY, SUITE 700
                       OKLAHOMA CITY, OKLAHOMA 73118-1401
                                 (405) 848-8808
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

         C. EXHIBITS.

         16.2- Letter To Securities and Exchange Commission from KPMG Peat
               Marwick LLP Regarding Termination of their Client-Auditor Relationship.

         Signatures

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     WRT Energy Corporation

                                                     By: \s\Gary Hanna
                                                     ---------------------------
                                                         Gary Hanna
Date: January 28, 1998                                   President

                                  EXHIBIT INDEX

EXHIBIT
NUMBER      DESCRIPTION
------      -----------
16.2 -      Letter To Securities and Exchange Commission from KPMG Peat
            Marwick LLP Regarding Termination of their Client-Auditor
            Relationship.